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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 19, 2001
                                                           -------------

                               LAKES GAMING, INC.
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             (Exact name of registrant as specified in its charter)



         MINNESOTA                     0-24993                  41-1913991
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(State or other jurisdiction       (Commission File           (IRS Employer
     of incorporation)                  Number)             Identification No.)


     130 CHESHIRE LANE, MINNETONKA, MINNESOTA                      55305
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     (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (952) 449-9092
                                                           --------------

                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         The Press Release dated July 19, 2001, issued by the Registrant has been filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1     Press Release dated July 19, 2001.






                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       LAKES GAMING, INC.
                                       (Registrant)



Date: July 20, 2001                    By: /s/ Timothy J. Cope
                                          --------------------------------------
                                       Name:   Timothy J. Cope
                                       Title:  Chief Financial Officer








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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
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
  99.1           Press Release dated July 19, 2001.









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